FLORIDA GAS TRANSMISSION COMPANY
                     P.O. Box 1188, Houston, TX 77251-1188

     July 21, 2000

     Mr. Thomas E. Smith
     Director, Energy Planning
     NUI Corporation
     P. O. Box 760
     Bedminster, NJ  07921-0760
     Ph: 908-719-4214
     Fx: 908-781-9581

     Re:  FGT Contract No. 5034, FTS-1, Dated October 1, 1993


     Dear Mr. Smith:

     Florida Gas Transmission Company ("Transporter") and NUI Corporation ("Shipper") are parties to the referenced Firm Transportation Service Agreement ("Agreement"). Pursuant to such Agreement, the primary term expires on July 31, 2000. Now, in consideration of the mutual benefits received hereunder, Transporter and Shipper hereby amend the Agreement adding the following sentence to the end of Section 4.1 of
     Article IV, Term of Agreement:

       Pursuant to the exercise of Shipper's Right of First Refusal rights, as approved by the Commission in NUI Corporation (City Gas of Florida Division) v. Florida Gas Transmission Company, 92 FERC q61,044 (July 14, 2000), the term of this Agreement shall extend from August 1, 2000 through July 31m 2005, for the MDTQ specified in the 5th Revised Exhibit A and the 4th Revised Exhibit B of this Agreement, attached hereto.

     Except as herein amended, the Agreement shall remain in full force and effect.

     The parties agree that a facsimile of this Letter Agreement, when properly executed and transmitted, shall be considered and deemed for all intents and purposes to be an original and binding agreement.

     If the foregoing correctly sets forth our agreement, please so indicate by executing this Letter Agreement and return via facsimile to my attention at 713/646-8260. After FGT has signed, one fully executed Agreement will be returned via facsimile to you at 908/781-9581 for your files.

     Please call me at 713/853-5127 if you have any questions.

     Sincerely,

     /s/ Georgi Landau
     Senior Contract Administrator

     Agreed to and accepted this 27th day of July, 2000

     Shipper:
     NUI Corporation

     By: /s/ Thomas E. Smith
     Title:  Director, Energy Planning

     Transporter:
     Florida Gas Transmission Company

     By: /s/ R. E. Hayes
     Title:  Vice President